Exhibit 10.7

ASSIGNMENT AND ASSUMPTION OF
AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Assignment”) is made and entered into as of the 18th  day of June, 2010 by and between AMERICAN REALTY CAPITAL II, LLC, a Delaware limited liability company (“Assignor”) and ARC NYE61ST001, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor, entered into that certain Agreement for Purchase and Sale of Real Property dated January 21, 2010 (as amended form time to time, the “Purchase Agreement”) for that certain real property located at 306 East 61st Street, New York, New York (the “Property”), with Urban Development Partners (61), LLC (“Seller”), and

WHEREAS, Assignor wishes to assign to Assignee its rights under the Purchase Agreement with respect to the Property and Assignee wishes to accept such assignment and assume the obligations of Assignor as Buyer thereunder.

NOWTHEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignors right, title and interest in and to the Purchase Agreement in order to expressly confer upon Assignee all of the benefits of a successor, assign or nominee of Assignor under the Purchase Agreement for the purchase of the Property.  Nothing in this Assignment shall be deemed a release Assignor from being directly liable to Seller under the Purchase Agreement.  By executing this Assignment, Assignee hereby accepts the assignment of and assumes the obligations set forth in the Purchase Agreement, as aforesaid.

[Signatures appear on following pages]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the date and year first set forth above.  .

ASSIGNOR:

AMERICAN REALTY CAPITAL II, LLC a Delaware limited liability company

By:
Name: William M. Kahane
Title: President

ASSIGNEE:

ARC NYE61ST001, LLC, a Delaware limited liability company

By:
Name: William M. Kahane
Title: President

Assignment and Assumption of Agreement for Purchase and Sale of Real Property	(NYRR-E. 61st)